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                                                                    EXHIBIT 10.6

                                  NOVIENT, INC.

                            INVESTOR RIGHTS AGREEMENT


         This Investor Rights Agreement (this "Agreement") is made as of February 24, 2000, by and among Novient, Inc., a Georgia corporation (the "Company"), and the Investors listed on the Schedule of Investors attached hereto (identified as "Series C Investors," "Series B Investors" and "Series A Investor," and collectively, as the "Investors").

         WHEREAS, the Company has entered into a Series A Preferred Stock Purchase Agreement dated September 12, 1997 with the Series A Investor whereby the Company sold, and the Series A Investor purchased, shares of Series A Preferred Stock of the Company; and

         WHEREAS, the Company has entered into a Series B Preferred Stock Purchase Agreement dated March 3, 1999 with the Series B Investors whereby the Company sold, and the Series B Investors purchased, shares of Series B Preferred Stock of the Company; and

         WHEREAS, the Company and the Series C Investors are entering into a Series C Preferred Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") whereby the Company will sell, and the Series C Investors will purchase, shares of Series C Preferred Stock of the Company (the "Financing"); and

         WHEREAS, the Stock Purchase Agreement requires, as a condition to closing the Financing, that the parties hereto enter into this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    SECTION 1

                               REGISTRATION RIGHTS

         1.1      Certain Definitions. For purposes of this Agreement:

                  (a) The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act;

                  (b) The term "Holder" means any person, including the Investors, owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 of this Agreement.

                  (c) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended, or successor statute (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement or document.


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                  (d)      The term "Registrable Securities" means (i) the
shares of common stock of the Company (the "Common Stock") issuable or issued upon conversion of the Series C Preferred Stock, Series B Preferred Stock and Series A Preferred Stock, (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or
(B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

                  (e) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which shares of Common Stock would be Registrable Securities.

                  (f) The term "Qualified IPO" means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act, at a minimum price per share of $15.32 (as adjusted for stock dividends, combinations, recapitalizations, splits and otherwise), which results in minimum aggregate cash proceeds to the Company, net of any underwriting commissions or discounts, of $15,000,000.

                  (g)      The term "SEC" means the Securities and Exchange
Commission.

         1.2      Demand Registration.

                  (a) If the Company shall receive at any time, after the earlier of (i) February 24, 2003, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan, an offering or sale of securities pursuant to a Form S-4 (or successor form) registration statement, or an SEC Rule 145 transaction), a written request from the Holders of at least forty percent (40%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least such number of the Registrable Securities then outstanding as would yield an aggregate offering price of at least $15,000,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b) and 1.2(d), use its best efforts to effect as soon as practicable, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company.


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                  (b)      If the Holders initiating the registration request
hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this
Section 1, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

                  (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                  (d) In addition and without limitation of the provisions of Section 1.15 hereof, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                           (i)      After the Company has effected two (2)
registrations pursuant to Section 1.2 and such registrations have been declared or ordered effective;

                           (ii)     During the sixty (60) day period prior to
the Company's good faith estimate of the date of filing of a registration subject to Section 1.3 hereof; provided that the Company (i) is actively employing in good faith its best efforts to cause such registration statement to become effective and (ii) provides written notice of such proposed filing to the Holders within fifteen (15) days after receipt of the written request from the Holders pursuant to Section 1.2(a);


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                           (iii)    If the Initiating Holders propose to dispose
of shares of Registrable Securities that may be immediately registered on Form S-3 (or any successor form that provides for short-form registration) pursuant to a request made pursuant to Section 1.4 below; or

                           (iv)     During the one hundred eighty (180) day
period after the effective date of the first registration statement for a public offering of securities of the Company.

                  (e) Notwithstanding the foregoing, a registration will not count as one of the two (2) required registrations under Section 1.2(d)(i) unless: (a) the Holders seeking to sell shares in such registration were able to sell a minimum of fifty percent (50%) of the shares sought to be so registered in such registration, and (b) the Company did not include for its own account shares to be sold in such registration (other than upon the request of Holders of at least two-thirds (2/3) of the Registrable Securities then outstanding).

         1.3 Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, an offering or sale of securities pursuant to a Form S-4 (or successor form) registration statement or an SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the registration referred to in the prior sentence under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

         1.4 Form S-3 Registration. In case the Company shall receive from one or more of the Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, the Company will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4 if: (i) Form S-3 is not available for such offering by the Holders; (ii) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,500,000; (iii) the Company has, within the twelve (12) month period preceding the date of such request, effected two registrations on Form S-3 for the Holders pursuant to this


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Section 1.4 that have been declared or ordered effective; or (iv) the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the board of directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration statement to be filed and it is therefore essential to defer the filing of such registration statement, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

                  (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 1.4 shall not be counted as registrations effected pursuant to Sections
1.2 or 1.3 hereof.

                  (d) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.4 and the Company shall include such information in the written notice referred to in subsection 1.4(a).

         1.5      Obligations of the Company. Whenever required under this
Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred eighty (180) days, but no later than the date that all such securities registered under registration statement have been sold thereunder.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to one hundred eighty
(180) days, but no later than the date that all such securities registered under registration statement have been sold thereunder.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be


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required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, and each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue until the earlier of (i) the sale of all Registrable Securities registered pursuant to the registration statement of which such prospectus forms a part or (ii) the withdrawal of such registration statement.

                  (g) Cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

                  (i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required under applicable securities laws to effect the registration of such Holder's Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section
1.4 of this Agreement if, as a result of


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the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(ii), whichever is applicable.

         1.7      Expenses of Registration.

                  (a) Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one (1) counsel for the selling Holders selected by them, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one (1) demand registration pursuant to Section 1.2.

                  (b) Expenses of Company Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to
Section 1.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one (1) counsel for the selling Holders selected by them, shall be borne by the Company.

                  (c) Expenses of Registration on Form S-3. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities requested pursuant to Section 1.4, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of one (1) counsel for the selling Holders selected by them, shall be borne by the Company.

         1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of


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securities entitled to be included therein (without regard to the number of securities actually requested to be included therein) owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of Registrable Securities of the selling Holders included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering (unless such offering is the initial public offering of the Company's securities, in which case, the Holders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included), and (ii) any party sell securities in such registration other than the Company and the Holders. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder" and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

         1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

         1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any "underwriter" (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in such registration statement or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading,
(iii) the omission or alleged omission to state in any preliminary prospectus or final prospectus a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iv) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor


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shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); provided further, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10 only to the extent that such failure to deliver was prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                  (d)      If the indemnification provided for in this Section
1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of


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indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this subsection 1.10(d) exceed the net proceeds from the offering received by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e)      The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1 and shall survive the termination of this Agreement and otherwise. No indemnifying party, in the defense of any such loss, claim, change, liability or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as a provision thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such loss, claim, damage, liability or action.

         1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to (i) any "affiliate" of such Holder (as defined under the Securities Act), (ii) such Holder's spouse, parents, siblings, children or grandchildren, or other members of such Holder's immediate or extended family (including relatives by marriage), or to a custodian, trustee or other fiduciary for the account of such Holder or members of such Holder's immediate or extended family in connection with an estate planning transaction, or (iii) a transferee or assignee of at least twenty-five percent (25%) of such Holder's Registrable Securities, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and such transferee or assignee becomes a party to this Agreement. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a business entity who are affiliates, retired affiliates of such entity (including spouses and ancestors, lineal descendants and siblings of such affiliates or affiliates who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the business entity; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

         1.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3 or

1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holders which is included, or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred eighty (180) days of the effective date of any registration effected pursuant to Section 1.2 or 1.4 hereof.

         1.13 Reports under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public pursuant to a registration on Form S-3 or without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                  (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 (or any successor form that provides for short-form registration) for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to any Holder, so long as accurate and so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (or any successor form that provides for short-form registration) (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         1.14     "Market Stand-Off" Agreement.

                  (a) Each Holder hereby agrees that, during the period of duration (up to, but not exceeding, one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, (i) such agreement shall be applicable only with respect to an underwritten initial public offering of Common Stock (whether such offer was initiated by the Company or the Initiating Holders), and (ii) that all officers and directors of the Company, all one percent (1%) security holders, and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                  (b) In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period, and each Holder agrees that, if so requested, such Holder will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 1.14.

         1.15 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.2,
1.3 or 1.4 hereof shall terminate on the closing of the first Company-initiated registered public offering of Common Stock of the Company, if all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Company-initiated registered public offering of Common Stock of the Company as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any 90-day period.

                                    SECTION 2

                               INFORMATION RIGHTS

         2.1 Delivery of Financial Statements. The Company shall deliver to each of the Series C Investors and Series B Investors (so long as such Investors and their affiliates holds Registrable Securities):

                  (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by an independent public accounting firm of national reputation selected by the Company and acceptable to a majority in interest of the Series C and Series B Investors;

                  (b) as soon as practicable, but in any event within thirty (30) days after the end of each month and within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows and summary of bookings for such month and quarter, respectively, and an unaudited balance sheet as of the end of such month and quarter, respectively;

                  (c) as soon as practicable, but in any event within thirty (30) days prior to the end of each fiscal year, a budget for the next fiscal year, including balance sheets and sources of applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                  (d) as soon as practicable, but in any event within thirty (30) days after the end of each month and within thirty (30) days after the end of each quarter, a comparison between the actual financial figures for such month or quarter, as applicable, and the comparable figures included in the budget, with an explanation of any material differences between them;

                  (e) with respect to the financial statements called for in subsections (b) and (d) of this Section 2.1, an instrument executed by the Chief Financial Officer or President or Chief Executive Officer of the Company certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified in all material respects, subject to year-end audit adjustment, provided that the foregoing shall not restrict the right of the Company to change its accounting principles consistent with GAAP, if the board of directors determines that it is in the best interest of the Company to do so; and

                  (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as a Series C Investor or Series B Investor that owns Registrable Securities or any assignee of such Investor that has been transferred more than 25% of such transferor's Registrable Securities may from time to time reasonably request; provided, however, that the Company shall not be obligated under this subsection 2.1(f) or any other subsection of Section 2 to provide information which it deems in good faith to be a trade secret or similar confidential information.

         2.2 Inspection. The Company shall permit each Series C Investor and Series B Investor that owns Registrable Securities, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

         2.3      Termination of Information Rights. The covenants set forth in
Section 2 shall terminate and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO, or (ii) after the Company shall sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is transferred, provided that this subsection 2.3 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

                                    SECTION 3

                              RIGHT OF FIRST OFFER

         3.1      General. Subject to the terms and conditions specified in this
Section 3, the Company hereby grants to each Series B Investor and Series C Investor a right of first offer with respect to future sales by the Company of its "Shares" (as hereinafter defined). For purposes of this Section 3, an Investor includes any of its general or limited partners, members and affiliates. A Series B Investor or Series C Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners, members or affiliates in such proportions as it deems appropriate.

         3.2 Mechanics. Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Series B Investor and Series C Investor in accordance with the following provisions:

                  (a) The Company shall deliver a notice by certified mail ("Notice") to the Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

                  (b) Within twenty (20) calendar days after delivery of the Notice, the Investor may elect by sending an a notice ("Election Notice") to the Company to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals a fraction, the numerator of which shall be the number of shares of Common Stock then held by the Series B Investor or Series C Investor (assuming full conversion and exercise of all securities then convertible or exercisable), and the denominator of which shall be the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all securities then convertible or exercisable into or for Common Stock).

                  (c) Within five (5) days after the expiration of the foregoing 20 day period, the Company shall give to each Series B Investor and Series C Investor who has elected to purchase his or its pro rata share (a "Fully Participating Holder") written notice indicating the number of remaining New Securities not elected for purchase by the other Series B Investors and Series C Investors (the "Second Notice"). Each Fully Participating Holder shall have the option, exercisable by so specifying in a subsequent written notice to the Company (the "Second Election Notice"), given to the Company within five (5) days after receiving the Second Notice, to purchase such Fully Participating Holder's pro rata portion of any remaining New Securities not purchased by other Series B Investors and Series C Investors pursuant to this Subsection 3.2(c).

                  (d) The Company may, during the ninety (90) day period following the expiration of the period provided in subsection 3.2(c) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not consummate the sale of the Shares within such 90-day period, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Investors in accordance herewith.

         3.3 Inapplicable Issuance of Securities. The right of first offer in this Section 3 shall not apply (i) to the issuance or sale of up to 1,156,469 shares of Common Stock (or options therefor) to employees, directors and officers pursuant to plans or agreements approved by the board of directors for the primary purpose of soliciting or retaining their services, (ii) to or after the consummation of a Qualified IPO, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities issued on or prior to the date hereof or including the exercise of employee options and the conversion of shares of Series C Preferred Stock, Series B Preferred Stock or Series A Preferred Stock, (iv) the issuance of securities in connection with a bona fide business acquisition by the Company of another business entity, products or technologies or pursuant to a strategic partnership, provided that any such transaction is approved by the board of directors of the Company with the consent of the directors designated by the holders of Series C Preferred Stock and Series B Preferred Stock, (v) the issuance of shares of Common Stock to financial institutions in connection with bona fide commercial credit arrangements approved by the Board of Directors of the Company with the consent of the directors designated by the holders of the Series C Preferred Stock and Series B Preferred Stock, and (vi) the issuance of securities in connection with any stock split or stock divided by the Company.

         3.4 Termination of Right of First Offer. The covenants set forth in Section 3 shall terminate as to each Series B Investor and Series C Investor and be of no further force or effect (i) immediately prior to the consummation of a Qualified IPO or (ii) after the Company shall sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is transferred, provided that this subsection 3.4 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

                                    SECTION 4

                                  MISCELLANEOUS

         4.1 Enforceability/Severability. The parties hereto agree that each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nonetheless be held to be prohibited by or invalid under applicable law, such provision shall be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         4.2 Remedies. Each party hereto will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision hereof, and to exercise all other rights existing in its favor. Each party hereto agrees and acknowledges that money damages may not be an adequate remedy for any breach of the provisions of this

Agreement and that each holder may, in its sole discretion, apply for specific performance and injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

         4.3 Entire Agreement; Successors and Assigns. The Registration Rights Agreement, dated as of March 3, 1999, by and among the Company, Noro-Moseley Partners IV, L.P., Hummer Winblad Venture Partners III, L.P., Hummer Winblad Technology Fund III, L.P., and Intelligent Systems Corporation is hereby terminated and is of no force or effect. This agreement constitutes the entire agreement between the parties hereto relative to the subject matter hereof and supersedes any previous agreement among the parties. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

         4.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

         4.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         4.6 Headings. The section headings of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

         4.7 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery, or delivery by overnight courier, or five (5) days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the Company's name on the signature page of this Agreement, and (ii) if to an Investor, to such Investor's address as set forth on the Schedule of Investors, or at such other address as the parties may designate by ten (10) days' advance written notice to the other parties.

         4.8 Amendment of Agreement. Any provision of this Agreement may be amended by a written instrument signed by the Company and by the Investors holding a majority of the Registrable Securities then outstanding then held by the Investors.





                         [Signatures on Following Pages]

         IN WITNESS WHEREOF, the parties hereto have executed this Investor Rights Agreement as of the date above set forth.

                           "COMPANY"

                           NOVIENT , INC.
                           3525 Piedmont Road
                           Seven Piedmont Center, Suite 500
                           Atlanta, Georgia 30305
                           Fax: 404-720-3601

                           By:      /s/ R. Halsey Wise
                                    --------------------------------------------
                                    Name:    R. Halsey Wise
                                             -----------------------------------
                                    Title:   President
                                             -----------------------------------

                           "INVESTORS"

                           SERIES C INVESTORS:

                           MELLONVENTURES, L.P.

                           By:      /s/ Max Chee
                                    --------------------------------------------
                                    Name:    Max Chee
                                             -----------------------------------
                                    Title:   Associate
                                             -----------------------------------

                           LOVETT MILLER VENTURE FUND II,
                           LIMITED PARTNERSHIP

                           By: Lovett Miller Venture Partners II, LLC its General Partner


                           By:      /s/ W. Scott Miller
                                    --------------------------------------------
                                    Name:    W. Scott Miller
                                             -----------------------------------
                                    Title:   Managing Director
                                             -----------------------------------






                   SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                           FIRST UNION CAPITAL PARTNERS, INC.

                           By:      /s/ Arthur C. Roselle
                                    --------------------------------------------
                                    Name:    Arthur C. Roselle
                                             -----------------------------------
                                    Title:   Vice President
                                             -----------------------------------

                           R-H CAPITAL PARTNERS, L.P.

                           By:   R-H/Travelers, L.P., its general partner
                                 By:  R-H Capital, Inc., its general partner

                           By:      /s/ Kenneth T. Miller
                                    --------------------------------------------
                                    Name:    Kenneth T. Miller
                                             -----------------------------------
                                    Title:   Managing Director
                                             -----------------------------------

                           NORO-MOSELEY PARTNERS IV, L.P.

                           By:   MKFJ IV, LLC, its general partner
                           By:   A Member

                           By:      /s/ Alan J. Taetle
                                    --------------------------------------------
                                    Name:    Alan J. Taetle
                                             -----------------------------------
                                    Title:   Member
                                             -----------------------------------

                           NORO-MOSELEY PARTNERS IV-B, L.P.

                           By:  MKFJ IV, LLC, its general partner
                           By:  A Member

                           By:      /s/ Alan J. Taetle
                                    --------------------------------------------
                                    Name:    Alan J. Taetle
                                             -----------------------------------
                                    Title:   Member
                                             -----------------------------------





                   SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                           HUMMER WINBLAD VENTURE PARTNERS FUND IV,
                           L.P.

                           By:      /s/ Daniel L. Beldy
                                    --------------------------------------------
                                    Name:    Daniel L. Beldy
                                             -----------------------------------
                                    Title:   Partner
                                             -----------------------------------

                           HUMMER WINBLAD TECHNOLOGY FUND IV, L.P.

                           By:      /s/ Daniel L. Beldy
                                    --------------------------------------------
                                    Name:    Daniel L. Beldy
                                             -----------------------------------
                                    Title:   Partner
                                             -----------------------------------

                           SERIES B INVESTORS:

                           NORO-MOSELEY PARTNERS IV, L.P.

                           By:      /s/ Alan J. Taetle
                                    --------------------------------------------
                                    Name:    Alan J. Taetle
                                             -----------------------------------
                                    Title:   Member
                                             -----------------------------------

                           HUMMER WINBLAD VENTURE PARTNERS III, L.P.

                           By:      /s/ Daniel L. Beldy
                                    --------------------------------------------
                                    Name:    Daniel L. Beldy
                                             -----------------------------------
                                    Title:   Partner
                                             -----------------------------------

                           HUMMER WINBLAD TECHNOLOGY FUND III, L.P.

                           By:      /s/ Daniel L. Beldy
                                    --------------------------------------------
                                    Name:    Daniel L. Beldy
                                             -----------------------------------
                                    Title:   Partner
                                             -----------------------------------





                   SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                           SERIES A INVESTOR:

                           INTELLIGENT SYSTEMS CORPORATION

                           By:      /s/ Bonnie L. Herron
                                    --------------------------------------------
                                    Name:    Bonnie L. Herron
                                             -----------------------------------
                                    Title:   Vice President and CFO
                                             -----------------------------------





                   SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

                              SCHEDULE OF INVESTORS



INVESTOR                                        ADDRESS
--------                                        -------
SERIES C INVESTORS:
-------------------

         MellonVentures, L.P.                   One Buckhead Plaza
                                                Suite 780
                                                3060 Peachtree Road, NW
                                                Atlanta, Georgia 30305
                                                Attn: Max Chee
                                                Fax: 404-264-9305

         Lovett Miller Venture Fund II,         100 North Tampa Street
         Limited Partnership                    Suite 2675
                                                Tampa, Florida 33602
                                                Attn: Scott Miller
                                                Fax: 813-222-1478

         First Union Capital Partners, Inc.     One First Union Center, TW-5
                                                Fifth Floor
                                                Charlotte, North Carolina 28288
                                                Attn: Art Roselle
                                                Fax: 704-374-6711

         R-H Capital Partners, L.P.             3333 Peachtree Road
                                                10th Floor
                                                Atlanta, Georgia 30326
                                                Attn: Ken Millar & Jeremy Ellis
                                                Fax: 404-266-5966

         Noro-Moseley Partners IV, L.P.         9 North Parkway Square
                                                4200 Northside Parkway, N.W.
                                                Atlanta, Georgia  30327-3054
                                                Attn: Alan J. Taetle
                                                Fax: (404) 239-9280

         Noro-Moseley Partners IV-B, L.P.       9 North Parkway Square
                                                4200 Northside Parkway, N.W.
                                                Atlanta, Georgia  30327-3054
                                                Attn: Alan J. Taetle
                                                Fax: (404) 239-9280

                              SCHEDULE OF INVESTORS

         Hummer Winblad Venture Partners Fund IV, L.P.         2 South Park, 2nd Floor
                                                               San Francisco, CA 94107
                                                               Attn: Dan Beldy
                                                               Fax: (415) 979-9601

         Hummer Winblad Technology Fund IV, L.P.               2 South Park, 2nd Floor
                                                               San Francisco, CA 94107
                                                               Attn: Dan Beldy
                                                               Fax: (415) 979-9601
SERIES B INVESTORS:

         Noro-Moseley Partners IV, L.P.                        9 North Parkway Square
                                                               4200 Northside Parkway, N.W.
                                                               Atlanta, Georgia  30327-3054
                                                               Attn: Alan J. Taetle
                                                               Fax: (404) 239-9280

         Hummer Winblad Venture Partners III, L.P.             2 South Park, 2nd Floor
                                                               San Francisco, CA 94107
                                                               Attn: Dan Beldy
                                                               Fax: (415) 979-9601

         Hummer Winblad Technology Fund III, L.P.              2 South Park, 2nd Floor
                                                               San Francisco, CA 94107
                                                               Attn: Dan Beldy
                                                               Fax: (415) 979-9601
SERIES A INVESTOR:

         Intelligent Systems Corporation                       4355 Shackleford Road
                                                               Norcross, Georgia 30093
                                                               Attn: President
                                                               Fax: 770-381-2808